Exhibit 10.81

                                                                  EXECUTION COPY

          FIRST AMENDMENT TO CREDIT AGREEMENT (Line of Credit Facility)

                          [Regarding EcoScience Merger]

     This First Amendment to Credit Agreement (this "Amendment") is entered into on September____, 1998 by and between:

Village Farms International Finance Association, a Delaware corporation, with an address at 10 Alvin Court, East Brunswick, New Jersey 08816 ("Borrower"); and

CoBank, ACB, sole Agent and sole Syndication Party, as defined in the Credit Agreement.

                                 R E C I T A L S

A. The Borrower entered into a certain Credit Agreement (Line of Credit Facility) dated June 24, 1997 (as amended to date the "Credit Agreement") in connection with certain financing provided by the Syndication Parties to the Borrower; and,

B. Agro Power Development, Inc. (the "Guarantor") entered into a certain Guaranty of Agro Power Development, Inc. dated June 24, 1997 (as amended to date the "Guaranty") in connection with certain financing provided by the Syndication Parties to the Borrower; and,

C. The Guarantor desires to merge with Agro Acquisition Corp., an affiliate of EcoScience Corporation, pursuant to a certain Agreement and Plan of Merger (the "Merger Agreement") dated as of April 28, 1998 and amended and restated as of July 31, 1998 (the "Merger"), with the name of the survivor being changed to Agro Power Development, Inc.; and,

D. The parties desire to, among other things, amend and modify the Credit Agreement as provided herein for the purpose,, among other things, of permitting the transactions described above.

                               A G R E E M E N T S

     NOW, THEREFORE, for value received, and intending to be legally bound herein, Borrower covenants and agrees with the Agent and the Syndication Parties as follows:

1. Definitions. Except as otherwise expressly provided herein, all capitalized terms used herein and defined in the Credit Agreement shall have the meaning ascribed to such term under the Credit Agreement.

     (A) Section 1.9 APD. Upon and after the consummation of the Merger, the definition of "APD" set forth in Section 1.9 shall be amended and restated in its entirety as follows:

     1.9 APD: Agro Power Development, Inc., a Delaware corporation.


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     (B) Section 1.10 APD  Subsidiary.  The definition of "APD  Subsidiary"  set forth in Section 1.10 is hereby amended and restated in its entirety as follows:

         1.10     APD Subsidiary:

                  Village Farms, Inc.

                  Village Farms of Delaware, L.L.C.

                  Village Farms, L.L.C.

                  Keystone Village Farms, L.L.C.

                  Village Farms of Wheatfield, L.L.C.

                  Village Farms of Buffalo, L.P.

                  Village Farms of Texas, L.P.

                  Village Farms of Marfa, L.P.

                  Village Farms of Presidio, L.P.

                  Pocono Village Farms, L.P.

                  New Amsterdam Management Co.

                  New Amsterdam Joint Venture, L.L.C.

                  Village Farms of Virginia, Inc.

                  Village Farms Mediterranean, Inc.

                  Village Farms of Colorado, Inc.



2.       Other Amendments.

     (A) Section 10.14 Real Property. Clause (b) of Section 10.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (b) does not own any fee interest or leasehold interest, or any other interest, including without limitation any easements, rights of way or licenses, in real property, other than those evidenced by Underlying Loan Documents and other than as set forth on Exhibit 10.14 hereto.

     (B) Section 10.19 Material Agreements. The first sentence of Section 10.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     Exhibit 10.19 attached hereto sets forth all agreements of Borrower (other than Underlying Loan Documents), the termination or breach of which, based upon Borrower's knowledge as of the date of making any representations with respect thereto, would have a Material Adverse Effect ("Material Agreements").

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     3. Regulatory and Other Notices.  Section 12.2.9 of the Credit Agreement is
hereby amended and restated as follows:

     12.2.9 Regulatory and Other Notices. Promptly after Borrower's receipt thereof, copies of (a) any notices or other communications received from any governmental authority with respect to any matter or proceeding the effect of which could reasonably be expected to have a Material Adverse Effect on Borrower; or (b) any written notices given by any Underlying Borrower to Borrower in accordance with the terms of any agreement between any Underlying Borrower and Borrower.

     4. Continuance of Credit Agreement. Except as otherwise expressly provided herein, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

                                            Agro Power Development, Inc.





                                            BY: _____________________________
                                               J. Kevin Cobb, Sr. VP. & CFO



                                            CoBank, ACB, as Agent and sole
                                            Syndication Party





                                            BY: _____________________________
                                            Name:
                                            Title:

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